UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

Mobilebits Holding Corporation
(Exact name of registrant as specified in charter)

Nevada	000-53953	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 N. Honore Ave, Suite 110 Sarasota, FL	34243
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 225-6115

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Definitive Material Agreement.

On August 1, 2014,  that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated as of June 24, 2014 by and between MobileBits Holding Corporation, a Nevada Corporation (the “Company” or “MobileBits”) completed a stock purchase transaction (the “Stock Purchase”) with Najak Investment Company (Exempted), a Jordanian exempted company (“Najak”) became binding and effective.

Pursuant to the Stock Purchase Agreement, at the closing of the Stock Purchase Najak purchased from the Company 24,000,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Initial Purchased Shares”), for a total purchase price of One Million Two Hundred Thousand Dollars ($1,200,000).  Pursuant to the Stock Purchase Agreement, Najak has the right to purchase an additional Forty Million (40,000,000) shares of the Company’s Common Stock (the “Additional Purchased Shares” and, collectively with the Initial Purchased Shares, the “Purchased Shares”) at Five Cents ($0.05) per share on or before the date which is Two Hundred Ten Days (210) days after the closing date with respect to the Initial Purchased Shares.

The Stock Purchase Agreement contains certain covenants and obligations of the Company including: (i) to commit to consummating an underwritten public offering of its Common Shares resulting in a per share price to the public reflecting a pre-offering valuation of the Common Stock of at least Twenty Million Dollars ($20,000,000) or, at Najak’s election, to either pay Najak Thirty Cents ($0.30) per Purchased Share or redeem the Purchased Shares for Fifty Cents ($0.50) per Purchased Share; (ii) to deliver unaudited quarterly financial statements, prepared in accordance with U.S. GAAP within forty-five (45) days after the end of each first through third quarter; (iii) to obtain Najak’s consent prior to taking any of the following actions within two years of August 1, 2014: (x) changing the Company’s OTC Bulletin Board quoted company status (until Company’s Common Stock is listed on a national securities exchange); (y) entering into any material contract or business transaction, merger or business combination, or incurring any further debts or obligations; and (z) amending or changing its Articles of Incorporation or Bylaws, or issuing any additional shares or creating any other class of shares; (iv) to notify Najak ninety (90) days prior to issuing any stock options, warrants or other rights or interests in the Company’s shares or raising additional capital; (v) to  elect two designees of Najak to the boards of directors (or similar governing bodies) of the Company and each subsidiary of the Company and to appoint them to any committees of such boards; (vi) to amend the Company’s Articles of Incorporation to provide for the election described in clause (v) above and certain related governance mechanisms within sixty (60) days of August 1, 2014 or to redeem the Purchased Shares at a purchase price of Twenty-Five Cents ($0.25) per share; and (vii) to keep available adequate current public information as required in SEC Rule 144 and to use commercially reasonable efforts to timely file all SEC reports and to certify to that effect and provide supporting documentation to Najak upon request.

The Stock Purchase Agreement also grants to Najak registration rights specifically with respect to the Purchased Shares, general piggyback registration rights and a right of first refusal in connection with any proposed issuance by the Company of any Equity Securities (as defined in the Stock Purchase Agreement) of the Company.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Stock Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Stock Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On August 1, 2014, Mobilebits Holding Corporation, a Nevada Corporation (the “Company” or “MobileBits”) completed the stock purchase transaction with Najak Investment Company (Exempted) (“Najak”) that is the subject of the Stock Purchase Agreement.

In conjunction with the Stock Purchase Agreement, Hussein Abu Hassan, an affiliate of Najak, entered into an Employment Agreement dated as of April 21, 2014 and revised as of  July 2, 2014 with the Company pursuant to which Mr. Abu Hassan will serve as the President and Chief Operating Officer of MobileBits and a Director Agreement with the Company, Pringo, Inc. and MobileBits Corporation pursuant to which Mr. Abu Hassan will serve as a member of the board of directors of each of those companies.

Other than as described above, there is no material relationship among Najak and any of MobileBits’ affiliates, directors or officers.

Item 3.02.    Unregistered Sales of Equity Securities.

Pursuant to the Stock Purchase Agreement, the Company will be issuing an aggregate of 24,000,000 shares of its Common Stock, $0.001 par value per share, to Najak as consideration for and in connection with the closing of the transaction described in Item 1.01 above.  All of such shares are being offered and sold in an offshore transaction to an investor that is not a U.S. person pursuant to the exemption provided by Regulation S promulgated under of the Securities Act of 1933, as amended.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  MobileBits cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the outcome of pending or potential litigation or governmental investigations; uncertainty of the expected financial performance of MobileBits following completion of the transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in MobileBits’ filings with the Securities and Exchange Commission (the “SEC”), including MobileBits’ Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  MobileBits disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise

Item 9.01.    Financial Statements And Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	MobileBits Holding Corporation Stock Purchase Agreement dated as of June 24, 2014 by and among MobileBits Holding Corporation and Najak Investment Company (Exempted).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDING CORPORATION

Dated: August 7, 2014	By:	/s/ Kent Kirschner
	Its:	Interim Chief Executive Officer